April 30, 2013

Dear Contract Holder:

Attached are the December 31, 2012 audited financial statements of Washington National Insurance Company and the summary prospectus for the DWS Capital Growth Fund.

We appreciate and value your business, and look forward to serving you again in the future.

Sincerely,

Washington National Insurance Company

The DWS Variable Series I Prospectus filed on April 24, 2013 is incorporated herein by reference.

Washington National Insurance Company

Consolidated Financial Statements

as of December 31, 2012 and 2011,
and for the years ended December 31, 2012, 2011 and 2010

Independent Auditor's Report

To the Board of Directors and Shareholder
Washington National Insurance Company

We have audited the accompanying consolidated financial statements of Washington National Insurance Company and its subsidiaries, which comprise the consolidated balance sheets as of December 31, 2012 and December 31, 2011 and the related consolidated statements of operations, shareholder's equity and cash flows for the three years then ended.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Washington National Insurance Company and its subsidiaries at December 31, 2012 and December 31, 2011, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 3 to the consolidated financial statements, the Company changed the manner in which it accounts for costs associated with acquiring or renewing insurance contracts effective January 1, 2012.

/s/ PricewaterhouseCoopers LLP

Indianapolis, IN
April 30, 2013

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET
December 31, 2012 and 2011
(Dollars in millions)

ASSETS

	2012	2011
Investments:
Fixed maturities, available for sale, at fair value (amortized cost: 2012 - $4,313.2; 2011 - $4,497.2)	$4,894.3	$4,849.2
Equity securities at fair value (cost: 2012 - $64.5; 2011 - $55.1)	65.8	55.3
Preferred stock of affiliates at fair value (cost: 2012 - $28.2; 2011 - $28.2)	41.1	40.5
Mortgage loans	377.1	362.0
Policy loans	35.0	36.6
Trading securities	123.9	75.1
Other invested assets	48.6	35.8
Total investments	5,585.8	5,454.5
Cash and cash equivalents	75.2	38.1
Accrued investment income	55.5	57.4
Present value of future profits	206.7	224.1
Deferred acquisition costs	191.2	196.3
Reinsurance receivables	2,126.7	2,293.9
Assets held in separate accounts	14.9	15.0
Other assets	133.6	124.9
Total assets	$8,389.6	$8,404.2

(continued on next page)

The accompanying notes are an integral part of the
consolidated financial statements, which include
a summary of revision to prior year balances in
connection with a change in accounting principle.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET (Continued)
December 31, 2012 and 2011
(Dollars in millions, except per share amount)

LIABILITIES AND SHAREHOLDER'S EQUITY

	2012	2011
Liabilities:
Insurance liabilities	$6,168.2	$6,455.1
Liabilities related to separate accounts	14.9	15.0
Investment borrowings	450.0	450.0
Income tax liabilities, net	155.9	49.2
Other liabilities	80.0	96.8
Total liabilities	6,869.0	7,066.1

Commitments and contingencies (Note 7)

Shareholder's equity:
Common stock and additional paid‑in capital (par value $5.00 per share, 5,250,000 shares authorized, 5,007,370 shares issued and outstanding)	1,290.3	1,350.3
Accumulated other comprehensive income	358.6	213.4
Accumulated deficit	(128.3)	(225.6)
Total shareholder's equity	1,520.6	1,338.1
Total liabilities and shareholder's equity	$8,389.6	$8,404.2

The accompanying notes are an integral part of the
consolidated financial statements, which include
a summary of revision to prior year balances in
connection with a change in accounting principle.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF OPERATIONS
for the years ended December 31, 2012, 2011 and 2010
(Dollars in millions)

	2012	2011	2010
Revenues:
Insurance policy income	$524.2	$517.1	$512.6
Net investment income	300.1	277.0	292.4
Realized investment gains (losses):
Net realized investment gains, excluding impairment losses	36.5	10.7	23.0
Other-than-temporary impairment losses:
Total other-than-temporary impairment losses	(14.5)	(13.0)	(63.5)
Change in other-than-temporary impairment losses recognized in accumulated other comprehensive income	—	.6	1.1
Net impairment losses recognized	(14.5)	(12.4)	(62.4)
Total realized gains (losses)	22.0	(1.7)	(39.4)
Other	7.1	6.9	9.2
Total revenues	853.4	799.3	774.8
Benefits and expenses:
Insurance policy benefits	473.2	486.4	488.9
Amortization	56.8	54.4	64.3
Interest expense on investment borrowings	2.8	.7	—
Other operating costs and expenses	186.8	179.3	207.8
Total benefits and expenses	719.6	720.8	761.0
Income before income taxes and discontinued operations	133.8	78.5	13.8
Income tax expense:
Tax expense on period income	46.4	26.7	3.6
Valuation allowance for deferred tax assets	(9.9)	1.9	(5.9)
Income before discontinued operations	97.3	49.9	16.1
Discontinued operations, net of income taxes	—	—	.8
Net income	$97.3	$49.9	$16.9

The accompanying notes are an integral part of the
consolidated financial statements, which include
a summary of revision to prior year balances in
connection with a change in accounting principle.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME
for the years ended December 31, 2012, 2011 and 2010
(Dollars in millions)

	2012	2011	2010
Net income	$97.3	$49.9	$16.9
Other comprehensive income, before tax:
Unrealized gains for the period	248.0	308.1	332.8
Amortization of present value of future profits and deferred acquisition costs	(7.6)	(28.1)	(20.0)
Reclassification adjustments:
For net realized investment (gains) losses included in net income	(18.0)	(13.0)	16.3
For amortization of the present value of future profits and deferred acquisition costs related to net realized investment gains included in net income	2.1	.2	1.2
Net unrealized gains on investments	224.5	267.2	330.3
Change related to deferred compensation plan	—	—	.2
Other comprehensive income before tax	224.5	267.2	330.5
Income tax expense related to items of accumulated other comprehensive income	(79.3)	(95.4)	(118.3)
Other comprehensive income, net of tax	145.2	171.8	212.2
Comprehensive income	$242.5	$221.7	$229.1

The accompanying notes are an integral part of the
consolidated financial statements, which include
a summary of revision to prior year balances in
connection with a change in accounting principle.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF SHAREHOLDER'S EQUITY
(Dollars in millions)

	Common stock and additional paid-in capital	Accumulated other comprehensive income (loss)	Accumulated deficit	Total
Balance, December 31, 2009 (as originally reported)	$1,952.6	$(169.3)	$(229.5)	$1,553.8
Cumulative effect of accounting change (adoption of ASU 2010-26)	—	(1.3)	(62.9)	(64.2)
Balance, December 31, 2009 (as adjusted)	1,952.6	(170.6)	(292.4)	1,489.6
Net income	—	—	16.9	16.9
Change in unrealized appreciation (depreciation) of investments (net of applicable income tax expense of $97.5)		175.0	—	175.0
Change in noncredit component of impairment losses on fixed maturities, available for sale (net of applicable income tax expense of $20.8)	—	37.2	—	37.2
Transfer of investments to parent in connection with a return of capital in the form of a subsidiary	139.7	—	—	139.7
Return of capital	(740.1)	—	—	(740.1)
Capital contribution from parent	29.4	—	—	29.4
Balance, December 31, 2010	1,381.6	41.6	(275.5)	1,147.7
Net income	—	—	49.9	49.9
Change in unrealized appreciation (depreciation) of investments (net of applicable income tax expense of $94.6)	—	170.4	—	170.4
Change in noncredit component of impairment losses on fixed maturities, available for sale (net of applicable income tax expense of $.8)	—	1.4	—	1.4
Net transfer of investments from affiliates	(1.3)	—	—	(1.3)
Return of capital to parent	(30.0)	—	—	(30.0)
Balance, December 31, 2011	1,350.3	213.4	(225.6)	1,338.1
Net income	—	—	97.3	97.3
Change in unrealized appreciation (depreciation) of investments (net of applicable income tax expense of $78.2)	—	143.2	—	143.2
Change in noncredit component of impairment losses on fixed maturities, available for sale (net of applicable income tax expense of $1.1)	—	2.0	—	2.0
Return of capital to parent	(60.0)	—	—	(60.0)
Balance, December 31, 2012	$1,290.3	$358.6	$(128.3)	$1,520.6

The accompanying notes are an integral part of the
consolidated financial statements, which include
a summary of revision to prior year balances in
connection with a change in accounting principle.

WASHINGTON NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS
for the years ended December 31, 2012, 2011 and 2010
(Dollars in millions)

	2012	2011	2010
Cash flows from operating activities:
Net income	$97.3	$49.9	$16.9
Adjustments to reconcile net income to net cash provided (used) by operating activities:
Amortization and depreciation	71.8	70.1	90.8
Income taxes	27.4	2.5	20.8
Insurance liabilities	(20.1)	8.2	(43.4)
Accrual and amortization of investment income	(16.3)	38.3	(16.1)
Deferrable policy acquisition costs	(39.8)	(39.3)	(37.9)
Net (gains) losses from sales of investments	(22.0)	1.7	39.4
Other	(14.3)	(6.3)	(2.2)
Net cash provided by operating activities	84.0	125.1	68.3
Cash flows from investing activities:
Sales of investments	393.8	1,057.6	3,041.7
Maturities and redemptions	363.4	202.1	274.4
Purchases of investments	(636.3)	(1,774.3)	(3,227.7)
Net sales (purchases) of trading securities	11.9	60.2	(2.7)
Other	(20.9)	(21.2)	(8.4)
Net cash provided (used) by investing activities	111.9	(475.6)	77.3
Cash flows from financing activities:
Capital contribution from parent	—	—	29.4
Deposits to insurance liabilities	201.2	225.7	468.3
Withdrawals from insurance liabilities	(300.0)	(348.6)	(622.8)
Issuance of investment borrowings	175.0	450.0	—
Payments on investment borrowings	(175.0)	—	(.8)
Return of capital to parent	(60.0)	(30.0)	—
Net cash provided (used) by financing activities	(158.8)	297.1	(125.9)
Net increase (decrease) in cash and cash equivalents:
From continuing operations	37.1	(53.4)	19.7
From discontinued operations	—	—	(22.6)
Total	37.1	(53.4)	(2.9)
Cash and cash equivalents, beginning of year	38.1	91.5	94.4
Cash and cash equivalents, end of year	$75.2	$38.1	$91.5

The accompanying notes are an integral part of the
consolidated financial statements, which include
a summary of revision to prior year balances in
connection with a change in accounting principle.

1.	BASIS OF PRESENTATION

Washington National Insurance Company ("Washington National", an Indiana domiciled company) ("we" or the "Company") and its wholly owned subsidiaries are life insurance companies which develop, market and administer annuity, individual life insurance, individual and group accident and health insurance and other insurance products. The Company is an indirect wholly owned subsidiary of CNO Financial Group, Inc., a Delaware corporation ("CNO"). CNO became the successor to Conseco, Inc., an Indiana corporation, in connection with its bankruptcy reorganization which became effective on September 10, 2003 (the "Effective Date"). CNO is a financial services holding company with subsidiaries operating throughout the United States. All outstanding shares of the Company are owned by CDOC Inc. ("CDOC"), which is a wholly owned subsidiary of CNO. CDOC may be referred to as the "Parent" as the context implies.

The consolidated financial statements include the following transactions:

•	Effective October 1, 2010, Conseco Insurance Company (an Illinois domiciled company and wholly owned subsidiary of the Company) was merged into Washington National;

•	Effective October 1, 2010, Conseco Health Insurance Company ("CHIC", an Arizona domiciled company and wholly owned subsidiary of CDOC) was merged into Washington National; and

•
Effective October 1, 2010, the Company contributed 100 percent of the outstanding shares of common stock of Conseco Life Insurance Company ("Conseco Life", an Indiana domiciled company and wholly owned subsidiary of the Company) to its direct parent, CDOC.

The merger of CHIC described above was accounted for similar to a pooling of interests because all of the net assets are under common control of CNO. Therefore, the assets and liabilities related to the merger of CHIC were combined at their book values. The consolidated statements of operations, shareholder's equity and cash flows were restated for all periods presented as if the net assets had always been combined. As a result of the dividend of Conseco Life to CDOC, the business of Conseco Life is presented as a discontinued operation for periods prior to 2011.

Intercompany transactions among the consolidated companies have been eliminated in consolidation.

When we prepare financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"), we are required to make estimates and assumptions that significantly affect reported amounts of various assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions to calculate values for deferred acquisition costs, the present value of future profits, fair value measurements of certain investments (including derivatives), other-than-temporary impairments of investments, assets and liabilities related to income taxes, liabilities for insurance products, liabilities related to litigation and guaranty fund assessment accruals. If our future experience differs from these estimates and assumptions, our financial statements could be materially affected.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

2.	EFFECT OF MERGER AND DISCONTINUED OPERATIONS

As described in Note 1, the consolidated financial statements include: (i) the net assets related to the merger of CHIC and its results of operations, changes in shareholder's equity and cash flows as if the net assets had always been combined; and (ii) the presentation of Conseco Life as a discontinued operation for all periods presented. The impact of these transactions on the consolidated financial statements was as follows (dollars in millions):

2010	Conseco Life reflected as discontinued operation
Revenues:
Insurance policy income	$269.7
Net investment income	187.2
Realized investment losses	(.1)
Other	.8
Total revenues	457.6
Benefits and expenses:
Insurance policy benefits	363.6
Amortization	14.4
Interest expense on investment borrowings	15.1
Other operating costs and expenses	64.1
Total benefits and expenses	457.2
Income before income taxes	.4
Income tax benefit:
Tax benefit on period income	(.4)
Net income from discontinued operations	$.8

3.	SIGNIFICANT ACCOUNTING POLICIES

Investments

We classify our fixed maturity securities into one of two categories: (i) "available for sale" (which we carry at estimated fair value with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity); or (ii) "trading" (which we carry at estimated fair value with changes in such value recognized as net investment income).

Equity securities include investments in common stock and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity.

Preferred stock of affiliates is carried at estimated fair value. We record any unrealized gain or loss, net of income taxes, as a component of shareholder's equity.

Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Payment terms specified for mortgage loans may include a prepayment penalty for unscheduled payoff of the investment. Prepayment penalties are recognized as investment income when received.

Policy loans are stated at current unpaid principal balances.

Our trading securities include: (i) investments purchased with the intent of selling in the near term to generate income on price changes; (ii) investments supporting certain insurance liabilities (including investments backing the market strategies

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

of our multibucket annuity products) and certain reinsurance agreements; and (iii) certain fixed maturity securities containing embedded derivatives for which we have elected the fair value option. The change in fair value of these securities is recognized in net investment income. Investment income from trading securities backing certain insurance liabilities and certain reinsurance agreements is substantially offset by the change in insurance policy benefits related to certain products and agreements.  Prior to June 30, 2011, certain of our trading securities were held to offset the income statement volatility caused by the effect of interest rate fluctuations on the value of embedded derivatives related to our fixed index annuity products.  During the second quarter of 2011, we sold this trading portfolio. See the section of this note entitled "Accounting for Derivatives" for further discussion regarding these embedded derivatives. The change in value of these securities is recognized in realized investment gains (losses). Our trading securities totaled $123.9 million and $75.1 million at December 31, 2012 and 2011, respectively.

Other invested assets include: (i) call options purchased in an effort to offset or hedge the effects of certain policyholder benefits related to our fixed index annuity and life insurance products; and (ii) certain non-traditional investments. We carry the call options at estimated fair value as further described in the section of this note entitled "Accounting for Derivatives". Non-traditional investments include investments in certain limited partnerships, which are accounted for using the equity method, and promissory notes, which are accounted for using the cost method.

We defer any fees received or costs incurred when we originate investments. We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments without anticipation of prepayments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.

When we sell a security (other than trading securities), we report the difference between the sale proceeds and amortized cost (determined based on specific identification) as a realized investment gain or loss.

We regularly evaluate our investments for possible impairment as further described in the note to the consolidated financial statements entitled "Investments".

When a security defaults (including mortgage loans) or securities (other than structured securities) are other-than-temporarily impaired, our policy is to discontinue the accrual of interest and eliminate all previous interest accruals, if we determine that such amounts will not be ultimately realized in full.

Cash and Cash Equivalents

Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

Assets Held in Separate Accounts

Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at fair value; the underlying investment risks are assumed by the contractholders. We record the related liabilities at amounts equal to the separate account assets. We record the fees earned for administrative and contractholder services performed for the separate accounts in insurance policy income.

Present Value of Future Profits

The value assigned to the right to receive future cash flows from policyholder insurance contracts existing at the Effective Date is referred to as the present value of future profits. The discount rate we used to determine the present value of future profits was 12 percent. The balance of this account is amortized and evaluated for recovery in the same manner as described below for deferred acquisition costs. We also adjust the present value of future profits for the change in amortization that would have been recorded if the fixed maturity securities, available for sale, had been sold at their stated aggregate fair value and the proceeds reinvested at current yields, similar to the manner described below for deferred acquisition costs. We limit the total adjustment related to the impact of unrealized losses to the total present value of future profits plus interest.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The Company expects to amortize the balance of the present value of future profits as of December 31, 2012 as follows: 7 percent in 2013, 6 percent in 2014, 6 percent in 2015, 5 percent in 2016 and 5 percent in 2017.

Deferred Acquisition Costs

Deferred acquisition costs represent incremental direct costs related to the successful acquisition of new or renewal insurance contracts. For universal life or investment products, we amortize these costs in relation to the estimated gross profits using the interest rate credited to the underlying policies. For other products, we amortize these costs in relation to future anticipated premium revenue using the projected investment earnings rate.

When we realize a gain or loss on investments backing our universal life or investment-type products, we adjust the amortization to reflect the change in estimated gross profits from the products due to the gain or loss realized and the effect on future investment yields. We also adjust deferred acquisition costs for the change in amortization that would have been recorded if our fixed maturity securities, available for sale, had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We limit the total adjustment related to the impact of unrealized losses to the total of costs capitalized plus interest related to insurance policies issued in a particular year. We include the impact of this adjustment in accumulated other comprehensive income (loss) within shareholder's equity.

We regularly evaluate the recoverability of the unamortized balance of the deferred acquisition costs. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable. If we determine a portion of the unamortized balance is not recoverable, it is charged to amortization expense. In certain cases, the unamortized balance of the deferred acquisition costs may not be deficient in the aggregate, but our estimates of future earnings indicate that profits would be recognized in early periods and losses in later periods. In this case, we increase the amortization of the deferred acquisition costs over the period of profits, by an amount necessary to offset losses that are expected to be recognized in the later years.

Refer to the caption "Recently Issued Accounting Standards - Accounting Standard Adopted on a Retrospective Basis" for further information regarding the impact of adoption.

Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

For universal life and investment contracts that do not involve significant mortality or morbidity risk, the amounts collected from policyholders are considered deposits and are not included in revenue. Revenues for these contracts consist of charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders' account balances. Such revenues are recognized when the service or coverage is provided, or when the policy is surrendered.

We establish liabilities for investment and universal life products equal to the accumulated policy account values, which include an accumulation of deposit payments plus credited interest, less withdrawals and the amounts assessed against the policyholder through the end of the period. Sales inducements provided to the policyholders of these products are recognized as liabilities over the period that the contract must remain in force to qualify for the inducement. The options attributed to the policyholder related to our fixed index annuity products are accounted for as embedded derivatives as described in the section of this note entitled "Accounting for Derivatives".

Premiums from individual life products (other than interest-sensitive life contracts), and health products are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred.

We establish liabilities for traditional life, accident and health insurance, and life contingent payment annuity products using mortality tables in general use in the United States, which are modified to reflect the Company's actual experience when appropriate. We establish liabilities for accident and health insurance products using morbidity tables based on the Company's actual or expected experience. These reserves are computed at amounts that, with additions from estimated future premiums received and with interest on such reserves at estimated future rates, are expected to be sufficient to meet our obligations under the terms of the policy. Liabilities for future policy benefits are computed on a net-level premium method based upon

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

assumptions as to future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses determined when the policies were issued (or with respect to policies inforce at August 31, 2003, the Company's best estimate of such assumptions on the Effective Date). We make an additional provision to allow for potential adverse deviation for some of our assumptions. Once established, assumptions on these products are generally not changed unless a premium deficiency exists. In that case, a premium deficiency reserve is recognized and the future pattern of reserve changes is modified to reflect the relationship of premiums to benefits based on the current best estimate of future claim costs, investment yields, mortality, morbidity, withdrawals, policy dividends and maintenance expenses, determined without an additional provision for potential adverse deviation.

We establish claim reserves based on our estimate of the loss to be incurred on reported claims plus estimates of incurred but unreported claims based on our past experience.

Accounting for Long-term Care Premium Rate Increases

The Company is subject to an order issued by the Florida Office of Insurance Regulation which impacts home health care policies issued in Florida by the Company and its predecessor companies. The order required a choice of three alternatives to be offered to holders of home health care policies in Florida subject to premium rate increases as follows:

•	retention of their current policy with a rate increase of 50 percent in the first year and actuarially justified increases in subsequent years;

•	receipt of a replacement policy with reduced benefits and a rate increase in the first year of 25 percent and no more than 15 percent in subsequent years; or

•	receipt of a paid-up policy, allowing the holder to file future claims up to 100 percent of the amount of premiums paid since the inception of the policy.

Reserves for all three groups of policies under the order were prospectively adjusted using a prospective revision methodology, as these alternatives were required by the Florida Office of Insurance Regulation. These policies had no insurance acquisition costs established at the Effective Date.

Reinsurance

In the normal course of business, we seek to limit our loss exposure on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.8 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. In each case, the Company is directly liable for claims reinsured in the event the assuming company is unable to pay.

The cost of reinsurance on life and health coverages is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policy. The cost of reinsurance ceded totaled $112.8 million, $126.5 million and $141.1 million in 2012, 2011 and 2010, respectively. We deduct this cost from insurance policy income. Reinsurance recoveries netted against insurance policy benefits totaled $191.4 million, $185.3 million and $448.1 million in 2012, 2011 and 2010, respectively.

From time-to-time, we assume insurance from other companies. Any costs associated with the assumption of insurance are amortized consistent with the method used to amortize deferred acquisition costs described above. Reinsurance premiums assumed totaled $12.2 million, $14.4 million and $16.9 million in 2012, 2011 and 2010, respectively.

At both December 31, 2012 and 2011, less than one percent of our total reinsurance recoverables were from subsidiaries of CNO.

See the section of this note entitled "Accounting for Derivatives" for a discussion of the derivative embedded in the payable related to certain modified coinsurance agreements.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Income Taxes

Our income tax expense includes deferred income taxes arising from temporary differences between the financial reporting and tax bases of assets and liabilities, capital loss carryforwards and net operating loss carryforwards ("NOLs"). Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which temporary differences are expected to be recovered or paid. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in earnings in the period when the changes are enacted.

A reduction of the net carrying amount of deferred tax assets by establishing a valuation allowance is required if, based on the available evidence, it is more likely than not that such assets will not be realized. In assessing the need for a valuation allowance, all available evidence, both positive and negative, shall be considered to determine whether, based on the weight of that evidence, a valuation allowance for deferred tax assets is needed. This assessment requires significant judgment and considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of carryforward periods, our experience with operating loss and tax credit carryforwards expiring unused, and tax planning strategies. We evaluate the need to establish a valuation allowance for our deferred tax assets on an ongoing basis. The realization of our deferred tax assets depends upon generating sufficient future taxable income during the periods in which our temporary differences become deductible and before our capital loss carryforwards and NOLs expire.

At December 31, 2012, our valuation allowance for our net deferred tax assets was $9.2 million, as we have determined that it is more likely than not that a portion of our deferred tax assets will not be realized. This determination was made by evaluating each component of the deferred tax asset and assessing the effects of limitations and/or interpretations on the value of such component to be fully recognized in the future.

Investment Borrowings

In 2011, Washington National became a member of the Federal Home Loan Bank ("FHLB").  As a member of the FHLB, Washington National has the ability to borrow on a collateralized basis from the FHLB.  Washington National is required to hold a minimum amount of FHLB common stock as a condition of membership in the FHLB, and additional amounts based on the amount of the borrowings.  At December 31, 2012, the carrying value of the FHLB common stock was $22.5 million.  As of December 31, 2012, collateralized borrowings from the FHLB totaled $450.0 million, and the proceeds were used to purchase fixed maturity securities.  The borrowings are classified as investment borrowings in the accompanying consolidated balance sheet.  The borrowings are collateralized by investments with an estimated fair value of $557.7 million at December 31, 2012, which are maintained in a custodial account for the benefit of the FHLB.  Such investments are classified as fixed maturities, available for sale, in our balance sheet.  Interest expense of $2.8 million and $.7 million was recognized related to the borrowings in 2012 and 2011, respectively.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following summarizes the terms of the borrowings (dollars in millions):

Amount	Maturity	Interest rate at
borrowed	date	December 31, 2012
$50.0	August 2014	Variable rate – 0.440%
100.0	November 2015	Variable rate – 0.390%
75.0	June 2016	Variable rate – 0.471%
100.0	October 2016	Variable rate – 0.535%
50.0	August 2017	Variable rate – 0.510%
75.0	August 2017	Variable rate – 0.462%
$450.0

The variable rate borrowings are pre-payable on each interest reset date without penalty.

Accounting for Derivatives

Our fixed index annuity products provide a guaranteed minimum rate of return and a higher potential return that is based on a percentage (the "participation rate") of the amount of increase in the value of a particular index, such as the Standard & Poor's 500 Index, over a specified period. Typically, on each policy anniversary date, a new index period begins. We are generally able to change the participation rate at the beginning of each index period during a policy year, subject to contractual minimums. We typically buy call options (including call spreads) referenced to the applicable indices in an effort to offset or hedge potential increases to policyholder benefits resulting from increases in the particular index to which the policy's return is linked. We reflect changes in the estimated fair value of these options in net investment income. Net investment gains (losses) related to fixed index products were $4.2 million, $(2.0) million and $7.3 million in 2012, 2011 and 2010, respectively. These amounts were substantially offset by a corresponding change to insurance policy benefits. The estimated fair value of these options was $7.2 million and $5.7 million at December 31, 2012 and 2011, respectively. We classify these instruments as other invested assets.

The Company accounts for the options attributed to the policyholder for the estimated life of the annuity contract as embedded derivatives. The Company purchases options to hedge liabilities for the next policy year on each policy anniversary date and must estimate the fair value of the forward embedded options related to the policies. These accounting requirements often create volatility in the earnings from these products. We record the changes in the fair values of the embedded derivatives in earnings as a component of insurance policy benefits. The fair value of these derivatives, which are classified as "liabilities for interest-sensitive products", was $146.8 million and $174.5 million at December 31, 2012 and 2011, respectively. Prior to June 30, 2011, we maintained a specific block of investments in our trading securities account (which we carried at estimated fair value with changes in such value recognized as investment income) to offset the income statement volatility caused by the effect of interest rate fluctuations on the value of embedded derivatives related to our fixed index annuity products.  During the second quarter of 2011, we sold this trading portfolio. Because we no longer seek to offset changes from the effect of interest rates on derivative embedded in our fixed index annuity products, we recognized nil and $.2 million of decreased earnings in 2012 and 2011, respectively, since the volatility caused by the accounting requirements to record embedded options at fair value was no longer being offset.

If the counterparties for the call options we hold fail to meet their obligations, we may have to recognize a loss. We limit our exposure to such a loss by diversifying among several counterparties believed to be strong and creditworthy. At December 31, 2012, substantially all of our counterparties were rated "BBB+" or higher by Standard & Poor's Corporation ("S&P").

Certain of our reinsurance payable balances contain embedded derivatives. Such derivatives had an estimated fair value of $5.5 million and $3.5 million at December 31, 2012 and 2011, respectively. We record the change in the fair value of these derivatives as a component of investment income. We maintain the investments related to these agreements in our trading securities account, which we carry at estimated fair value with changes in such value recognized as investment income. The change in value of these trading securities offsets the change in value of the embedded derivatives.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

We purchase certain fixed maturity securities that contain embedded derivatives that are required to be bifurcated from the instrument and held at fair value on the consolidated balance sheet. For certain of these securities, we have elected the fair value option to carry the entire security at fair value with changes in fair value reported in net income for operational ease.

Multibucket Annuity Product

The Company's multibucket annuity is an annuity product that credits interest based on the experience of a particular market strategy. Policyholders allocate their annuity premium payments to several different market strategies based on different asset classes within the Company's investment portfolio. Interest is credited to this product based on the market return of the given strategy, less management fees, and funds may be moved between different strategies. The Company guarantees a minimum return of premium plus approximately 3 percent per annum over the life of the contract. The investments backing the market strategies of these products are designated by the Company as trading securities. The change in the fair value of these securities is recognized as investment income, which is substantially offset by the change in insurance policy benefits for these products. We hold insurance liabilities of $47.8 million and $52.6 million related to multibucket annuity products as of December 31, 2012 and 2011, respectively.

Fair Value Measurements

Definition of Fair Value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date and, therefore, represents an exit price, not an entry price. We carry certain assets and liabilities at fair value on a recurring basis, including fixed maturities, equity securities, trading securities, derivatives, cash and cash equivalents, separate account assets and embedded derivatives.  In addition, we disclose fair value for certain financial instruments, including mortgage loans and policy loans, insurance liabilities for interest-sensitive products and investment borrowings.

The degree of judgment utilized in measuring the fair value of financial instruments is largely dependent on the level to which pricing is based on observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. Financial instruments with readily available active quoted prices would be considered to have fair values based on the highest level of observable inputs, and little judgment would be utilized in measuring fair value. Financial instruments that rarely trade would often have fair value based on a lower level of observable inputs, and more judgment would be utilized in measuring fair value.

Valuation Hierarchy

There is a three-level hierarchy for valuing assets or liabilities at fair value based on whether inputs are observable or unobservable.

•
Level 1 - includes assets and liabilities valued using inputs that are unadjusted quoted prices in active markets for identical assets or liabilities. Our Level 1 assets primarily include cash and exchange traded securities.

•
Level 2 - includes assets and liabilities valued using inputs that are quoted prices for similar assets in an active market, quoted prices for identical or similar assets in a market that is not active, observable inputs, or observable inputs that can be corroborated by market data. Level 2 assets and liabilities include those financial instruments that are valued by independent pricing services using models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs such as interest rate, credit or issuer spreads, reported trades and other inputs that are observable or derived from observable information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial assets in this category primarily include: certain public and privately placed corporate fixed maturity securities; certain government or agency securities; certain mortgage and asset-backed securities; certain equity securities; certain mutual fund investments; and most short-term investments; and non-exchange-traded derivatives such as call options to hedge liabilities related to our fixed index annuity products. Financial liabilities in this category include investment borrowings.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

•
Level 3 - includes assets and liabilities valued using unobservable inputs that are used in model-based valuations that contain management assumptions. Level 3 assets and liabilities include those financial instruments whose fair value is estimated based on broker/dealer quotes, pricing services or internally developed models or methodologies utilizing significant inputs not based on, or corroborated by, readily available market information. Financial assets in this category include certain corporate securities (primarily certain below-investment grade privately placed securities), certain structured securities, mortgage loans, and other less liquid securities. Financial liabilities in this category include our insurance liabilities for interest-sensitive products, which includes embedded derivatives (including embedded derivatives related to our fixed index annuity products and to a modified coinsurance arrangement) since their values include significant unobservable inputs including actuarial assumptions.

At each reporting date, we classify assets and liabilities into the three input levels based on the lowest level of input that is significant to the measurement of fair value for each asset and liability reported at fair value. This classification is impacted by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and overall market conditions. Our assessment of the significance of a particular input to the fair value measurement and the ultimate classification of each asset and liability requires judgment and is subject to change from period to period based on the observability of the valuation inputs. Any transfers between levels are reported as having occurred at the beginning of the period. There were no transfers between Level 1 and Level 2 in 2012.

The vast majority of our fixed maturity and equity securities, including those held in trading portfolios, and separate account assets use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from independent pricing services, which use Level 2 inputs for the determination of fair value. Substantially all of our Level 2 fixed maturity securities and separate account assets were valued from independent pricing services. Third party pricing services normally derive the security prices through recently reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information. If there are no recently reported trades, the third party pricing services may use matrix or model processes to develop a security price where future cash flow expectations are developed and discounted at an estimated risk-adjusted market rate. The number of prices obtained for a given security is dependent on the Company's analysis of such prices as further described below.

For securities that are not priced by pricing services and may not be reliably priced using pricing models, we obtain broker quotes. These broker quotes are non-binding and represent an exit price, but assumptions used to establish the fair value may not be observable and therefore represent Level 3 inputs. Approximately 16 percent of our Level 3 fixed maturity securities were valued using unadjusted broker quotes or broker provided valuation inputs. The remaining Level 3 fixed maturity investments do not have readily determinable market prices and/or observable inputs. For these securities, we use internally developed valuations. Key assumptions used to determine fair value for these securities may include risk-free rates, risk premiums, performance of underlying collateral and other factors involving significant assumptions which may not be reflective of an active market. For certain investments, we use a matrix or model process to develop a security price where future cash flow expectations are developed and discounted at an estimated market rate. The pricing matrix utilizes a spread level to determine the market price for a security. The credit spread generally incorporates the issuer's credit rating and other factors relating to the issuer's industry and the security's maturity. In some instances issuer-specific spread adjustments, which can be positive or negative, are made based upon internal analysis of security specifics such as liquidity, deal size, and time to maturity.

As the Company is responsible for the determination of fair value, we have control processes designed to ensure that the fair values received from third-party pricing sources are reasonable and the valuation techniques and assumptions used appear reasonable and consistent with prevailing market conditions. Additionally, when inputs are provided by third-party pricing sources, we have controls in place to review those inputs for reasonableness. As part of these controls, we perform monthly quantitative and qualitative analysis on the prices received from third parties to determine whether the prices are reasonable estimates of fair value. The Company's analysis includes: (i) a review of the methodology used by third party pricing services; (ii) where available, a comparison of multiple pricing services' valuations for the same security; (iii) a review of month to month price fluctuations; (iv) a review to ensure valuations are not unreasonably stale; and (v) back testing to compare actual purchase and sale transactions with valuations received from third parties. As a result of such procedures, the Company may conclude the prices received from third parties are not reflective of current market conditions. In those instances, we may request additional pricing quotes or apply internally developed valuations. However, the number of instances is insignificant and the aggregate change in value of such investments is not materially different from the original prices received.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The categorization of the fair value measurements of our investments priced by independent pricing services was based upon the Company's judgment of the inputs or methodologies used by the independent pricing services to value different asset classes. Such inputs include: benchmark yields, reported trades, broker dealer quotes, issuer spreads, benchmark securities, bids, offers and reference data. The Company categorizes such fair value measurements based upon asset classes and the underlying observable or unobservable inputs used to value such investments.

The fair value measurements for derivative instruments, including embedded derivatives requiring bifurcation, are determined based on the consideration of several inputs including closing exchange or over-the-counter market price quotations; time value and volatility factors underlying options; market interest rates; and non-performance risk. For certain embedded derivatives, we may use actuarial assumptions in the determination of fair value.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The categorization of fair value measurements, by input level, for our financial instruments carried at fair value on a recurring basis at December 31, 2012 is as follows (dollars in millions):

	Quoted prices in active markets for identical assets or liabilities (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets:
Fixed maturities, available for sale:
Corporate securities	$—	$3,086.6	$81.5	$3,168.1
United States Treasury securities and obligations of United States government corporations and agencies	—	38.6	—	38.6
States and political subdivisions	—	479.9	.6	480.5
Asset-backed securities	—	288.2	17.2	305.4
Collateralized debt obligations	—	—	110.8	110.8
Commercial mortgage-backed securities	—	476.0	2.9	478.9
Mortgage pass-through securities	—	1.8	.5	2.3
Collateralized mortgage obligations	—	308.6	1.1	309.7
Total fixed maturities, available for sale	—	4,679.7	214.6	4,894.3
Equity securities:
Corporate securities	6.7	40.1	.1	46.9
Venture capital investments	—	—	18.9	18.9
Total equity securities	6.7	40.1	19.0	65.8
Trading securities:
Corporate securities	—	46.6	—	46.6
United States Treasury securities and obligations of United States government corporations and agencies	—	4.8	—	4.8
States and political subdivisions	—	14.1	.6	14.7
Asset-backed securities	—	9.4	—	9.4
Collateralized debt obligations	—	—	1.8	1.8
Commercial mortgage-backed securities	—	29.4	—	29.4
Mortgage pass-through securities	—	.1	—	.1
Collateralized mortgage obligations	—	14.7	—	14.7
Equity securities	.9	1.5	—	2.4
Total trading securities	.9	120.6	2.4	123.9
Other invested assets:
Collateralized debt obligations	—	—	16.7	16.7
Derivatives	—	7.1	—	7.1
Total other invested assets	—	7.1	16.7	23.8
Assets held in separate accounts	—	14.9	—	14.9
Total assets carried at fair value by category	$7.6	$4,862.4	$252.7	$5,122.7

Liabilities:
Liabilities for insurance products:
Interest-sensitive products - embedded derivatives associated with fixed index annuity products	$—	$—	$146.8	$146.8
Interest-sensitive products - embedded derivatives associated with modified coinsurance agreement	—	—	5.5	5.5
Total liabilities for insurance products	—	—	152.3	152.3
Total liabilities carried at fair value by category	$—	$—	$152.3	$152.3

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

For those financial instruments disclosed at fair value, we use the following methods and assumptions to determine the estimated fair values:

Preferred stock of affiliates. The issuer, which is a subsidiary of CNO, may redeem the preferred stock at any time at the redemption price plus accrued and unpaid dividends. The estimated fair value of these investments approximates such redemption amounts.

Mortgage loans and policy loans.  We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.  We aggregate loans with similar characteristics in our calculations.  The fair value of policy loans approximates their carrying value.

Cash and cash equivalents include commercial paper, invested cash and other investments purchased with original maturities of less than three months. We carry them at amortized cost, which approximates estimated fair value.

Insurance liabilities for interest-sensitive products.  We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

Investment borrowings.  We use discounted cash flow analyses based on our current incremental borrowing rates for similar types of borrowing arrangements.

The fair value measurements for our financial instruments disclosed at fair value on a recurring basis are as follows (dollars in millions):

	December 31, 2012					December 31, 2011
	Quoted prices in active markets for identical assets or liabilities (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total estimated fair value	Total carrying amount	Total estimated fair value	Total carrying amount
Assets:
Preferred stock of affiliates	$—	$—	$41.1	$41.1	$41.1	$40.5	$40.5
Mortgage loans	—	—	399.3	399.3	377.1	362.0	391.9
Policy loans	—	—	35.0	35.0	35.0	36.6	36.6
Cash and cash equivalents	72.2	3.0	—	75.2	75.2	38.1	38.1
Liabilities:
Insurance liabilities for interest-sensitive products excluding embedded derivatives (a)	—	—	2,389.8	2,389.8	2,389.8	2,816.8	2,816.8
Investment borrowings	—	450.0	—	450.0	450.0	450.0	450.0

____________________

(a)
The estimated fair value of insurance liabilities for interest-sensitive products was approximately equal to its carrying value at December 31, 2012.  This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar products and because these rates are not generally guaranteed beyond one year.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The categorization of fair value measurements, by input level, for our fixed maturity securities, equity securities, trading securities, certain other invested assets, assets held in separate accounts and embedded derivative instruments included in liabilities for insurance products at December 31, 2011 is as follows (dollars in millions):

	Quoted prices in active markets for identical assets or liabilities (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)		Total
Assets:
Fixed maturities, available for sale:
Corporate securities	$—	$3,018.5	$59.9		$3,078.4
United States Treasury securities and obligations of United States government corporations and agencies	—	46.2	—		46.2
States and political subdivisions	—	468.0	—		468.0
Asset-backed securities	—	315.5	20.9		336.4
Collateralized debt obligations	—	—	111.0		111.0
Commercial mortgage-backed securities	—	494.6	6.3		500.9
Mortgage pass-through securities	—	2.2	.6		2.8
Collateralized mortgage obligations	—	281.1	24.4		305.5
Total fixed maturities, available for sale	—	4,626.1	223.1		4,849.2
Equity securities	—	22.9	32.4		55.3
Trading securities:
Corporate securities	—	51.2	—		51.2
United States Treasury securities and obligations of United States government corporations and agencies	—	4.9	—		4.9
States and political subdivisions	—	15.6	—		15.6
Asset-backed securities	—	.1	—		.1
Commercial mortgage-backed securities	—	—	.4		.4
Mortgage pass-through securities	—	.2	—		.2
Collateralized mortgage obligations	—	.7	—		.7
Equity securities	.7	1.3	—		2.0
Total trading securities	.7	74.0	.4		75.1
Other invested assets	—	5.5	7.7		13.2
Assets held in separate accounts	—	15.0	—		15.0
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	—	—	178.0	(a)	178.0
_____________

(a)	Includes $174.5 million of embedded derivatives associated with our fixed index annuity products and $3.5 million of embedded derivatives associated with a modified coinsurance agreement.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following table presents additional information about assets and liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value for the year ended December 31, 2012 (dollars in millions):

	December 31, 2012
	Beginning balance as of December 31, 2011	Purchases, sales, issuances and settlements, net (c)	Total realized and unrealized gains (losses) included in net income	Total realized and unrealized gains (losses) included in accumulated other comprehensive income (loss)	Transfers into Level 3 (a)	Transfers out of Level 3 (a) (b)	Ending balance as of December 31, 2012	Amount of total gains (losses) for the year ended December 31, 2012 included in our net income relating to assets and liabilities still held as of the reporting date
Assets:
Fixed maturities, available for sale:
Corporate securities	$59.9	$26.3	$—	$2.0	$12.6	$(19.3)	$81.5	$—
States and political subdivisions	—	—	—	.1	.5	—	.6	—
Asset-backed securities	20.9	3.2	—	2.7	.5	(10.1)	17.2	—
Collateralized debt obligations	111.0	(7.6)	—	7.4	—	—	110.8	—
Commercial mortgage-backed securities	6.3	(1.9)	—	.6	4.3	(6.4)	2.9	—
Mortgage pass-through securities	.6	(.1)	—	—	—	—	.5	—
Collateralized mortgage obligations	24.4	—	—	—	—	(23.3)	1.1	—
Total fixed maturities, available for sale	223.1	19.9	—	12.8	17.9	(59.1)	214.6	—
Equity securities:
Corporate securities	.1	—	—	—	—	—	.1	—
Venture capital investments	32.3	—	(13.2)	(.2)	—	—	18.9	(13.2)
Total equity securities	32.4	—	(13.2)	(.2)	—	—	19.0	(13.2)
Trading securities:
States and political subdivisions	—	—	.1	—	.5	—	.6	—
Collateralized debt obligations	—	1.7	.1	—	—	—	1.8	—
Commercial mortgage-backed securities	.4	—	—	—	—	(.4)	—	—
Total trading securities	.4	1.7	.2	—	.5	(.4)	2.4	—
Other invested assets - collateralized debt obligations	7.7	9.6	—	(.6)	—	—	16.7	—
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	(178.0)	25.0	.7	—	—	—	(152.3)	.7
_________________

(a)
We revised the hierarchy classification of certain fixed maturities, equity securities, trading securities and other invested assets as we believe the observability of the inputs more closely represent Level 2 valuations.

(b)
For our fixed maturity securities, the majority of our transfers out of Level 3 are the result of obtaining a valuation from an independent pricing service at the end of the period, whereas a broker quote was used as of the beginning of the period.

(c)
Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

the period.  Such activity primarily consists of purchases and sales of fixed maturity and trading securities and changes to embedded derivative instruments related to insurance products resulting from the issuance of new contracts, or changes to existing contracts.  The following summarizes such activity for the year ended December 31, 2012 (dollars in millions):

	Purchases	Sales	Issuances	Settlements	Purchases, sales, issuances and settlements, net
Assets:
Fixed maturities, available for sale:
Corporate securities	$31.1	$(4.8)	$—	$—	$26.3
Asset-backed securities	3.7	(.5)	—	—	3.2
Collateralized debt obligations	7.5	(15.1)	—	—	(7.6)
Commercial mortgage-backed securities	—	(1.9)	—	—	(1.9)
Mortgage pass-through securities	—	(.1)	—	—	(.1)
Total fixed maturities, available for sale	42.3	(22.4)	—	—	19.9
Trading securities - collateralized debt obligations	1.7	—	—	—	1.7
Other invested assets - collateralized debt obligations	9.6	—	—	—	9.6
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	(.4)	22.2	(12.4)	15.6	25.0

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following table presents additional information about assets and liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value for the year ended December 31, 2011 (dollars in millions):

	December 31, 2011
	Beginning balance as of December 31, 2010	Purchases, sales, issuances and settlements, net (c)	Total realized and unrealized gains (losses) included in net income	Total realized and unrealized gains (losses) included in accumulated other comprehensive income (loss)	Transfers into Level 3 (a)	Transfers out of Level 3 (a) (b)	Ending balance as of December 31, 2011	Amount of total gains (losses) for the year ended December 31, 2011 included in our net income relating to assets and liabilities still held as of the reporting date
Assets:
Fixed maturities, available for sale:
Corporate securities	$464.4	$(118.4)	$(8.3)	$3.2	$11.3	$(292.3)	$59.9	$—
Asset-backed securities	34.6	(.8)	—	1.4	7.9	(22.2)	20.9	—
Collateralized debt obligations	35.7	67.7	(7.1)	14.7	—	—	111.0	—
Commercial mortgage-backed securities	—	—	—	—	6.3	—	6.3	—
Mortgage pass-through securities	.7	(.1)	—	—	—	—	.6	—
Collateralized mortgage obligations	19.8	3.2	(1.4)	1.8	1.0	—	24.4	—
Total fixed maturities, available for sale	555.2	(48.4)	(16.8)	21.1	26.5	(314.5)	223.1	—
Equity securities	.2	34.0	(1.9)	.1	—	—	32.4	—
Trading securities:
Commercial mortgage-backed securities	—	—	—	—	.4	—	.4	—
Collateralized mortgage obligations	.4	(.4)	—	—	—	—	—	—
Total trading securities	.4	(.4)	—	—	.4	—	.4	—
Other invested assets	1.3	6.5	—	(.1)	—	—	7.7	—
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	(181.6)	3.4	.2	—	—	—	(178.0)	.2
_________________

(a)
We revised the hierarchy classification of certain fixed maturities, equity securities, trading securities and other invested assets as we believe the observability of the inputs more closely represent Level 2 valuations.

(b)
For our fixed maturity securities, the majority of our transfers out of Level 3 are the result of obtaining a valuation from an independent pricing service at the end of the period, whereas a broker quote was used as of the beginning of the period.

(c)
Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period.  Such activity primarily consists of purchases and sales of fixed maturity and equity securities and changes to embedded derivative instruments related to insurance products resulting from the issuance of new contracts, or changes to existing contracts.  The following summarizes such activity for the year ended December 31, 2011 (dollars in millions):

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

	Purchases	Sales	Issuances	Settlements	Purchases, sales, issuances and settlements, net
Assets:
Fixed maturities, available for sale:
Corporate securities	$—	$(118.4)	$—	$—	$(118.4)
Asset-backed securities	—	(.8)	—	—	(.8)
Collateralized debt obligations	104.8	(37.1)	—	—	67.7
Mortgage pass-through securities	—	(.1)	—	—	(.1)
Collateralized mortgage obligations	16.3	(13.1)	—	—	3.2
Total fixed maturities, available for sale	121.1	(169.5)	—	—	(48.4)
Equity securities	34.0	—	—	—	34.0
Trading securities:
Collateralized mortgage obligations	—	(.4)	—	—	(.4)
Other invested assets	6.5	—	—	—	6.5
Liabilities:
Liabilities for insurance products:
Interest-sensitive products	(.3)	2.7	(3.9)	4.9	3.4

At December 31, 2012, 89 percent of our Level 3 fixed maturities, available for sale, were investment grade and 52 percent and 38 percent of our Level 3 fixed maturities, available for sale, consisted of collateralized debt securities and corporate securities, respectively.

Realized and unrealized investment gains and losses presented in the preceding tables represent gains and losses during the time the applicable financial instruments were classified as Level 3.

Realized and unrealized gains (losses) on Level 3 assets are primarily reported in either net investment income, net realized investment gains (losses) or insurance policy benefits within the consolidated statement of operations or accumulated other comprehensive income within shareholder's equity based on the appropriate accounting treatment for the instrument.

The amount presented for gains (losses) included in our net income for assets and liabilities still held as of the reporting date primarily represents impairments for fixed maturities, available for sale, changes in fair value of trading securities and certain derivatives and changes in fair value of embedded derivative instruments included in liabilities for insurance products that exist as of the reporting date.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following table provides additional information about the significant unobservable (Level 3) inputs developed internally by the Company to determine fair value for certain assets and liabilities carried at fair value at December 31, 2012 (dollars in millions):

	Fair value at December 31, 2012	Valuation technique(s)	Unobservable inputs	Range (weighted average)
Assets:
Corporate securities (a)	$57.3	Discounted cash flow analysis	Discount margins	1.90% - 3.22% (2.78%)
Asset-backed securities (b)	12.4	Discounted cash flow analysis	Discount margins	2.78% - 3.14% (3.03%)
Collateralized debt obligations (c)	129.3	Discounted cash flow analysis	Recoveries	65% - 66% (65.9%)
			Constant prepayment rate	20%
			Discount margins	.95% - 8.75% (2.12%)
			Annual default rate	.0% - 5.54% (2.98%)
			Portfolio CCC %	.73% - 21.56% (12.06%)
Venture capital investments (d)	18.9	Market multiples	EBITDA multiple	6.8 - 29.0 (8.75)
			Revenue multiple	1.5 - 7.3 (3.12)
			Book equity multiple	.90 - 3.40 (.90)
Other assets categorized as Level 3 (e)	34.8	Unadjusted third-party price source	Not applicable	Not applicable
Total	252.7
Liabilities:
Interest sensitive products (f)	152.3	Discounted projected embedded derivatives	Projected portfolio yields	5.35%
			Discount rates	0.0 - 3.6% (0.9%)
			Surrender rates	4% - 43% (20%)
________________________________

(a)
Corporate securities - The significant unobservable input used in the fair value measurement of our corporate securities is discount margin added to a riskless market yield. Significant increases (decreases) in discount margin in isolation would result in a significantly lower (higher) fair value measurement.

(b)
Asset-backed securities - The significant unobservable input used in the fair value measurement of our asset-backed securities is discount margin added to a riskless market yield. Significant increases (decreases) in discount margin in isolation would result in a significantly lower (higher) fair value measurement.

(c)
Collateralized debt obligations - The significant unobservable inputs used in the fair value measurement of our collateralized debt obligations relate to collateral performance, including default rate, recoveries and constant prepayment rate, as well as discount margins of the underlying collateral. Significant increases (decreases) in default rate in isolation would result in a significantly lower (higher) fair value measurement. Generally, a significant increase (decrease) in the constant prepayment rate and recoveries in isolation would result in a significantly higher (lower) fair value measurement. Generally a significant increase (decrease) in discount margin in isolation would result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the annual default rate is accompanied by a directionally similar change in the assumption used for discount margins and portfolio CCC % and a directionally opposite change in the assumption used for constant prepayment rate and recoveries. A tranche's payment priority and investment cost basis could alter generalized fair value outcomes.

(d)
Venture capital investments - The significant unobservable inputs used in the fair value measurement of our venture capital investments are the EBITDA multiple and revenue multiple. Generally, a significant increase (decrease) in the EBITDA or revenue multiples in isolation would result in a significantly higher (lower) fair value measurement.

(e)	Other assets categorized as Level 3 - For these assets, there were no adjustments to quoted market prices obtained from third-party pricing sources.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

(f)
Interest sensitive products - The significant unobservable inputs used in the fair value measurement of our interest sensitive products are projected portfolio yields, discount rates and surrender rates. Increases (decreases) in projected portfolio yields in isolation would lead to a higher (lower) fair value measurement. The discount rate is based on the Treasury rate adjusted by a margin. Increases (decreases) in the discount rates would lead to a lower (higher) fair value measurement. Assumed surrender rates are used to project how long the contracts remain in force. Generally, the longer the contracts are assumed to be in force the higher the fair value of the embedded derivative.

Sales Inducements

Certain of our annuity products offer sales inducements to contract holders in the form of enhanced crediting rates or bonus payments in the initial period of the contract. Certain of our life insurance products offer persistency bonuses credited to the contract holders balance after the policy has been outstanding for a specified period of time. These enhanced rates and persistency bonuses are considered sales inducements in accordance with GAAP. Such amounts are deferred and amortized in the same manner as deferred acquisition costs. Sales inducements deferred totaled $.1 million, $.9 million and $.9 million in 2012, 2011 and 2010, respectively. Amounts amortized totaled $6.8 million, $6.1 million and $8.7 million in 2012, 2011 and 2010, respectively. The unamortized balance of deferred sales inducements was $21.4 million and $28.1 million at December 31, 2012 and 2011, respectively.

Recently Issued Accounting Standards

Accounting Standard Adopted on a Retrospective Basis

In October 2010, the Financial Accounting Standards Board ("FASB") issued authoritative guidance that modified the definition of the types of costs incurred by insurance entities that could be capitalized in the acquisition of new and renewal contracts.  The guidance impacts the timing of GAAP reported financial results, but has no impact on cash flows, statutory financial results or the ultimate profitability of the business.

The guidance specifies that an insurance entity shall only capitalize incremental direct costs related to the successful acquisition of new or renewal insurance contracts.  The guidance also states that advertising costs should be included in deferred acquisition costs only if the capitalization criteria in the direct-response advertising guidance is met.  The guidance was effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011, and was adopted by the Company on January 1, 2012. As permitted by the guidance, we elected to apply the provisions on a retrospective basis. The guidance reduced the balance of deferred acquisition costs, its amortization and the amount of costs capitalized. We are able to defer most commission payments, plus other costs directly related to the production of new business. The change did not impact the balance of the present value of future profits. Therefore, in contrast to the reduction in amortization of deferred acquisition costs, there was no change in the amortization of the present value of future profits.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The adoption of Financial Accounting Standards Update No. 2010-26 ("ASU 2010-26") has been reflected in the accompanying updated financial statements. The revision of the financial statements affected prior period information as follows (dollars in millions, except per share amounts):

	December 31, 2011
	Amounts prior to adoption of ASU 2010-26	Effect of adoption of ASU 2010-26	As reported
Deferred acquisition costs	$290.7	$(94.4)	$196.3
Total assets	8,498.6	(94.4)	8,404.2

Income tax liabilities, net	83.1	(33.9)	49.2
Total liabilities	7,100.0	(33.9)	7,066.1

Common stock and additional paid‑in capital	1,349.5	.8	1,350.3
Accumulated other comprehensive income	209.6	3.8	213.4
Accumulated deficit	(160.5)	(65.1)	(225.6)
Total shareholder's equity	1,398.6	(60.5)	1,338.1
Total liabilities and shareholder's equity	8,498.6	(94.4)	8,404.2

	Year ended
	December 31, 2011
	Amounts prior to adoption of ASU 2010-26	Effect of adoption of ASU 2010-26	As reported
Amortization	$68.2	$(13.8)	$54.4
Other operating costs and expenses	163.9	15.4	179.3
Total benefits and expenses	719.2	1.6	720.8
Income before income taxes	80.1	(1.6)	78.5
Tax expense on period income	27.3	(.6)	26.7
Net income	50.9	(1.0)	49.9

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

	Year ended
	December 31, 2010
	Amounts prior to adoption of ASU 2010-26	Effect of adoption of ASU 2010-26	As reported
Amortization	$77.2	$(12.9)	$64.3
Other operating costs and expenses	192.7	15.1	207.8
Total benefits and expenses	758.8	2.2	761.0
Income before income taxes	16.0	(2.2)	13.8
Tax expense on period income	4.4	(.8)	3.6
Income before discontinued operations	17.5	(1.4)	16.1
Discontinued operations, net of income taxes	.6	.2	.8
Net income	18.1	(1.2)	16.9

	Year ended
	December 31, 2011
	As originally reported	Effect of adoption of ASU 2010-26	As adjusted
Cash flows from operating activities:
Net income	$50.9	$(1.0)	$49.9
Amortization and depreciation	83.9	(13.8)	70.1
Income taxes	3.1	(.6)	2.5
Deferrable policy acquisition costs	(54.7)	15.4	(39.3)
Net cash provided by operating activities	125.1	—	125.1

	Year ended
	December 31, 2010
	As originally reported	Effect of adoption of ASU 2010-26	As adjusted
Cash flows from operating activities:
Net income	$18.1	$(1.2)	$16.9
Amortization and depreciation	103.9	(13.1)	90.8
Income taxes	21.6	(.8)	20.8
Deferrable policy acquisition costs	(53.0)	15.1	(37.9)
Net cash provided by operating activities	68.3	—	68.3

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Adopted Accounting Standards

In June 2011, the FASB issued authoritative guidance to increase the prominence of items reported in other comprehensive income by eliminating the option to present components of other comprehensive income as part of the statement of changes in shareholders' equity. Such guidance requires that all non-owner changes in shareholders' equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components followed consecutively by a second statement that should present total other comprehensive income, the components of other comprehensive income and the total of comprehensive income. The guidance was applied retrospectively and is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of this guidance resulted in a change in the presentation of our financial statements but did not have any impact on our financial condition, operating results or cash flows.

In May 2011, the FASB issued authoritative guidance which clarifies or updates requirements for measuring fair value and for disclosing information about fair value measurements. The guidance clarifies: (i) the application of the highest and best use and valuation premise concepts; (ii) measuring the fair value of an instrument classified in a reporting entity's shareholders' equity; and (iii) disclosure of quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. The guidance changes certain requirements for measuring fair value or disclosing information about fair value measurements including: (i) measuring the fair value of financial instruments that are managed within a portfolio; (ii) application of premiums and discounts in a fair value measurement; and (iii) additional disclosures about fair value measurements. Such additional disclosures include a description of the valuation process used for measuring Level 3 instruments and the sensitivity of the Level 3 fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any. The guidance was effective prospectively for interim and annual periods beginning after December 15, 2011. Refer to the note to our consolidated financial statements entitled "Fair Value Measurements" for additional disclosures required by this guidance. The adoption of this guidance expanded our disclosures, but did not have a material impact on our financial condition, operating results or cash flows.

In March 2010, the FASB issued authoritative guidance clarifying the scope exception for embedded credit derivatives and when those features would be bifurcated from the host contract. Under the new guidance, only embedded credit derivative features that are in the form of subordination of one financial instrument to another would not be subject to the bifurcation requirements. Accordingly, entities will be required to bifurcate any embedded credit derivative features that no longer qualify under the amended scope exception, or, for certain investments, an entity can elect the fair value option and record the entire investment at fair value. This guidance was effective for fiscal quarters beginning after June 15, 2010. The adoption of this guidance did not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued authoritative guidance which requires additional disclosures related to purchases, sales, issuances and settlements in the rollforward of Level 3 fair value measurements.  This guidance was effective for reporting periods beginning after December 15, 2010.  The adoption of this guidance did not have a material impact on our consolidated financial statements.

In January 2010, the FASB issued authoritative guidance which requires new disclosures and clarifies existing disclosure requirements related to fair value. An entity is also required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy. In addition, the guidance amends the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. The guidance was effective for interim and annual reporting periods beginning after December 15, 2009. Such disclosures are included in the note to the consolidated financial statements entitled "Fair Value Measurements". The adoption of this guidance did not have a material impact on our consolidated financial statements.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

4.	INVESTMENTS

At December 31, 2012, the amortized cost, gross unrealized gains and losses, estimated fair value and other-than-temporary impairments in accumulated other comprehensive income of fixed maturities, available for sale, equity securities and preferred stock of affiliates were as follows (dollars in millions):

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Other-than-temporary impairments included in accumulated other comprehensive income
Investment grade (a):
Corporate securities	$2,504.4	$417.8	$(2.8)	$2,919.4	$—
United States Treasury securities and obligations of United States government corporations and agencies	36.3	2.3	—	38.6	—
States and political subdivisions	410.8	67.8	(.5)	478.1	—
Asset-backed securities	230.6	16.7	(.8)	246.5	—
Collateralized debt obligations	104.0	1.8	(.1)	105.7	—
Commercial mortgage-backed securities	434.3	45.0	(.4)	478.9	—
Mortgage pass-through securities	2.1	.2	—	2.3	—
Collateralized mortgage obligations	118.1	6.6	(.1)	124.6	—
Total investment grade fixed maturities, available for sale	3,840.6	558.2	(4.7)	4,394.1	—
Below-investment grade (a):
Corporate securities	239.2	12.1	(2.6)	248.7	—
States and political subdivisions	2.6	—	(.2)	2.4	—
Asset-backed securities	54.8	4.4	(.3)	58.9	—
Collateralized debt obligations	5.3	.1	(.3)	5.1	—
Collateralized mortgage obligations	170.7	14.4	—	185.1	(1.9)
Total below-investment grade fixed maturities, available for sale	472.6	31.0	(3.4)	500.2	(1.9)
Total fixed maturities, available for sale	$4,313.2	$589.2	$(8.1)	$4,894.3	$(1.9)
Equity securities	$64.5	$2.0	$(.7)	$65.8
Preferred stock of affiliates	$28.2	$12.9	$—	$41.1
_____________

(a)
Investment ratings - Investment ratings are assigned the second lowest rating by Nationally Recognized Statistical Rating Organization ("NRSROs") (Moody's Investor Services, Inc. ("Moody's"), S&P or Fitch Ratings ("Fitch")), or if not rated by such firms, the rating assigned by the National Association of Insurance Commissioners (the "NAIC").  NAIC designations of "1" or "2" include fixed maturities generally rated investment grade (rated "Baa3" or higher by Moody's or rated "BBB-" or higher by S&P and Fitch).  NAIC designations of "3" through "6" are referred to as below-investment grade (which generally are rated "Ba1" or lower by Moody's or rated "BB+"or lower by S&P and Fitch).  References to investment grade or below investment grade throughout our consolidated financial statements are determined as described above.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The NAIC evaluates the fixed maturity investments of insurers for regulatory and capital assessment purposes and assigns securities to one of six credit quality categories called NAIC designations, which are used by insurers when preparing their annual statements based on statutory accounting principles. The NAIC designations are generally similar to the credit quality designations of the NRSROs for marketable fixed maturity securities, except for certain structured securities as described below. The following summarizes the NAIC designations and NRSRO equivalent ratings:

NAIC Designation	NRSRO Equivalent Rating
1	AAA/AA/A
2	BBB
3	BB
4	B
5	CCC and lower
6	In or near default

The NAIC adopted revised rating methodologies for non-agency residential mortgage-backed securities that became effective December 31, 2009 and for commercial mortgage-backed securities and all other asset-backed securities that became effective December 31, 2010. The NAIC's objective with the revised ratings was to increase the accuracy in assessing potential losses, and to use the improved assessment to determine a more appropriate capital requirement for such structured securities. Accordingly, certain structured securities rated below investment grade by the NRSROs could be assigned as NAIC 1 or NAIC 2 securities dependent on the cost basis of the holder relative to estimated recoverable amounts as determined by the NAIC. In late December 2012, the NAIC released valuation information used to calculate capital requirements on non-agency residential mortgage-backed and commercial mortgage-backed securities for year-end 2012. The 2012 valuation process incorporated more conservative assumptions, whereby higher probability weights were assigned to more pessimistic macroeconomic scenarios. The impact of the more conservative assumptions resulted in less than 1 percentage point reduction to the Company's consolidated risk-based capital ("RBC") ratio.

A summary of our fixed maturity securities, available for sale, by NAIC designations (or for fixed maturity securities held by non-regulated entities, based on NRSRO ratings) as of December 31, 2012 is as follows (dollars in millions):

NAIC designation	Amortized cost	Estimated fair value	Percentage of total estimated fair value
1	$2,126.5	$2,422.1	49.5%
2	1,918.0	2,192.3	44.8
3	207.9	218.6	4.5
4	48.1	50.0	1.0
5	11.5	10.1	.2
6	1.2	1.2	—
	$4,313.2	$4,894.3	100.0%

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

At December 31, 2011, the amortized cost, gross unrealized gains and losses, estimated fair value and other-than-temporary impairments in accumulated other comprehensive income of fixed maturities, available for sale, equity securities and preferred stock of affiliates were as follows (dollars in millions):

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value	Other-than-temporary impairments included in accumulated other comprehensive income
Investment grade (a):
Corporate securities	$2,573.4	$292.9	$(16.0)	$2,850.3	$—
United States Treasury securities and obligations of United States government corporations and agencies	43.5	2.7	—	46.2	—
States and political subdivisions	422.8	47.1	(1.9)	468.0	—
Asset-backed securities	316.3	9.4	(5.8)	319.9	—
Collateralized debt obligations	107.6	.2	(1.2)	106.6	—
Commercial mortgage-backed securities	468.3	33.8	(1.2)	500.9	—
Mortgage pass-through securities	2.6	.2	—	2.8	—
Collateralized mortgage obligations	128.3	4.6	(.7)	132.2	—
Total investment grade fixed maturities, available for sale	4,062.8	390.9	(26.8)	4,426.9	—
Below-investment grade (a):
Corporate securities	236.7	4.5	(13.1)	228.1	—
Asset-backed securities	16.6	.5	(.6)	16.5	—
Collateralized debt obligations	6.5	—	(2.1)	4.4	—
Collateralized mortgage obligations	174.6	2.5	(3.8)	173.3	(2.0)
Total below-investment grade fixed maturities, available for sale	434.4	7.5	(19.6)	422.3	(2.0)
Total fixed maturities, available for sale	$4,497.2	$398.4	$(46.4)	$4,849.2	$(2.0)
Equity securities	$55.1	$.6	$(.4)	$55.3
Preferred stock of affiliates	$28.2	$12.3	$—	$40.5

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Accumulated other comprehensive income is primarily comprised of the net effect of unrealized appreciation (depreciation) on our investments. These amounts, included in shareholder's equity as of December 31, 2012 and 2011, were as follows (dollars in millions):

	2012	2011
Net unrealized appreciation (depreciation) on fixed maturity securities, available for sale, on which an other-than-temporary impairment loss has been recognized	$3.0	$(.3)
Net unrealized gains on all other investments	591.6	364.9
Adjustment to the present value of future profits (a)	(2.1)	(1.6)
Adjustment to deferred acquisition costs	(35.8)	(30.8)
Deferred income tax liability	(198.1)	(118.8)
Accumulated other comprehensive income	$358.6	$213.4
_________

(a)
The present value of future profits is the value assigned to the right to receive future cash flows from contracts existing at September 10, 2003 (the date our ultimate parent emerged from bankruptcy).

Below-Investment Grade Securities

At December 31, 2012, the amortized cost of the Company's below-investment grade fixed maturity securities was $472.6 million, or 11 percent of the Company's fixed maturity portfolio. The estimated fair value of the below-investment grade portfolio was $500.2 million, or 106 percent of the amortized cost.

Below-investment grade corporate debt securities typically have different characteristics than investment grade corporate debt securities. Based on historical performance, probability of default by the borrower is significantly greater for below-investment grade corporate debt securities and in many cases severity of loss is relatively greater as such securities are generally unsecured and often subordinated to other indebtedness of the issuer. Also, issuers of below-investment grade corporate debt securities frequently have higher levels of debt relative to investment-grade issuers, hence, all other things being equal, are generally more sensitive to adverse economic conditions. The Company attempts to reduce the overall risk related to its investment in below-investment grade securities, as in all investments, through careful credit analysis, strict investment policy guidelines, and diversification by issuer and/or guarantor and by industry.

Contractual Maturity

The following table sets forth the amortized cost and estimated fair value of fixed maturities, available for sale, at December 31, 2012, by contractual maturity. Actual maturities will differ from contractual maturities because certain borrowers may have the right to call or prepay obligations with or without penalties. In addition, structured securities (such as asset-backed securities, collateralized debt obligations, commercial mortgage-backed securities, mortgage pass-through securities and collateralized mortgage obligations, collectively referred to as "structured securities") frequently include provisions for periodic principal payments and permit periodic unscheduled payments.

	Amortized cost	Estimated fair value
	(Dollars in millions)
Due in one year or less	$49.5	$49.8
Due after one year through five years	228.8	245.0
Due after five years through ten years	680.6	763.4
Due after ten years	2,234.4	2,629.0
Subtotal	3,193.3	3,687.2
Structured securities	1,119.9	1,207.1
Total fixed maturities, available for sale	$4,313.2	$4,894.3

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Net Investment Income

Net investment income consisted of the following (dollars in millions):

	2012	2011	2010
Fixed maturities	$257.5	$242.0	$241.8
Trading income related to policyholder and reinsurer accounts and other special-purpose portfolios	3.8	3.1	6.7
Preferred stock of affiliates	3.8	3.8	4.7
Mortgage loans	24.1	25.4	29.1
Policy loans	2.2	1.9	2.1
Options related to fixed index products:
Option income (loss)	.9	6.9	11.4
Change in value of options	3.3	(8.9)	(4.1)
Equity securities	2.0	.4	.2
Other invested assets	6.2	6.2	4.2
Cash and cash equivalents	.1	—	—
Gross investment income	303.9	280.8	296.1
Less investment expenses	3.8	3.8	3.7
Net investment income	$300.1	$277.0	$292.4

The estimated fair value of fixed maturity investments and mortgage loans not accruing investment income totaled $.2 million and $3.8 million at December 31, 2012 and 2011, respectively.

Net Realized Investment Gains (Losses)

The following table sets forth the net realized investment gains (losses) for the periods indicated (dollars in millions):

	2012	2011	2010
Fixed maturity securities, available for sale:
Realized gains on sale	$35.0	$36.4	$67.6
Realized losses on sale	(3.7)	(15.8)	(40.0)
Impairments:
Total other-than-temporary impairment losses	(.1)	(6.6)	(45.1)
Change in other-than-temporary impairment losses recognized in accumulated other comprehensive income (loss)	—	.6	1.1
Net impairment losses recognized	(.1)	(6.0)	(44.0)
Net realized investment gains (losses) from fixed maturities	31.2	14.6	(16.4)
Commercial mortgage loans	.4	(9.3)	(4.6)
Impairments of mortgage loans and other investments	(14.4)	(6.4)	(18.4)
Other	4.8	(.6)	—
Net realized investment gains (losses)	$22.0	$(1.7)	$(39.4)

During 2012, we recognized net realized investment gains of $22.0 million, which were comprised of $31.9 million of net gains from the sales of investments (primarily fixed maturities) with proceeds of $.4 billion, the increase in fair value of

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

certain fixed maturity investments with embedded derivatives of $4.6 million and and $14.5 million of writedowns of investments for other than temporary declines in fair value recognized through net income.

During 2011, we recognized net realized investment losses of $1.7 million, which were comprised of $10.7 million of net gains from the sales of investments (primarily fixed maturities) with proceeds of $1.1 billion and $12.4 million of writedowns of investments for other than temporary declines in fair value recognized through net income ($13.0 million, prior to the $.6 million of impairment losses recognized through accumulated other comprehensive income).

During 2010, we recognized net realized investment losses of $39.4 million, which were comprised of $23.0 million of net gains from the sales of investments (primarily fixed maturities) with proceeds of $3.0 billion and $62.4 million of writedowns of investments for other than temporary declines in fair value recognized through net income ($63.5 million, prior to the $1.1 million of impairment losses recognized through accumulated other comprehensive income).

At December 31, 2012, fixed maturity securities in default or considered nonperforming had both an aggregate amortized cost and a carrying value of $.2 million.

During 2010, we recorded an impairment charge of $35.9 million on an investment in a guaranteed investment contract issued by a Bermuda insurance company. We decided to pursue the early commutation of this investment in exchange for interests in certain underlying invested assets held by the insurance company. Information related to these underlying invested assets obtained in late December 2010 and early 2011 resulted in the recognition of the impairment charge. The guaranteed investment contract was scheduled to mature in December 2029 and had a projected future yield of 1.33 percent (the guaranteed minimum rate) immediately prior to the impairment charge. The estimated fair value of our investment in the guaranteed investment contract was $108.3 million at December 31, 2010.

During 2011, we completed the commutation of the investment in the guaranteed investment contract as discussed above pursuant to which we received government agency securities as well as equity interests in certain corporate investments with an aggregate fair value of $100.3 million in exchange for our holdings with a book value of $102.3 million (resulting in a net realized loss of $2.0 million).  During 2011, we recognized impairment charges of $5.8 million on the underlying invested assets.

During 2012, the $3.7 million of realized losses on sales of $94.6 million of fixed maturity securities, available for sale, included:  (i) $1.5 million of losses related to the sales of mortgage-backed securities and asset-backed securities; and (ii) $2.2 million of additional losses primarily related to various corporate securities.  Securities are generally sold at a loss following unforeseen issue-specific events or shifts in perceived risks.  These reasons include but are not limited to:  (i) changes in the investment environment; (ii) expectation that the fair value could deteriorate further; (iii) desire to reduce our exposure to an asset class, an issuer or an industry; (iv) changes in credit quality; or (v) changes in expected cash flows.

During 2011, the $15.8 million of realized losses on sales of $186.9 million of fixed maturity securities, available for sale, included:  (i) $4.3 million of losses related to the sales of mortgage-backed securities and asset-backed securities; (ii) $4.0 million related to sales of securities issued by states and political subdivisions; (iii) $4.5 million related to the partial commutations of the guaranteed investment contract as discussed above; and (iv) $3.0 million of additional losses primarily related to various corporate securities.

During 2010, we sold $291.8 million of fixed maturity investments which resulted in gross investment losses (before income taxes) of $40.0 million.

Our fixed maturity investments are generally purchased in the context of a long-term strategy to fund insurance liabilities, so we do not generally seek to generate short-term realized gains through the purchase and sale of such securities.  In certain circumstances, including those in which securities are selling at prices which exceed our view of their underlying economic value, or when it is possible to reinvest the proceeds to better meet our long-term asset-liability objectives, we may sell certain securities.

We regularly evaluate all of our investments with unrealized losses for possible impairment. Our assessment of whether unrealized losses are "other than temporary" requires significant judgment. Factors considered include: (i) the extent to which fair value is less than the cost basis; (ii) the length of time that the fair value has been less than cost; (iii) whether the unrealized

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

loss is event driven, credit-driven or a result of changes in market interest rates or risk premium; (iv) the near-term prospects for specific events, developments or circumstances likely to affect the value of the investment; (v) the investment's rating and whether the investment is investment-grade and/or has been downgraded since its purchase; (vi) whether the issuer is current on all payments in accordance with the contractual terms of the investment and is expected to meet all of its obligations under the terms of the investment; (vii) whether we intend to sell the investment or it is more likely than not that circumstances will require us to sell the investment before recovery occurs; (viii) the underlying current and prospective asset and enterprise values of the issuer and the extent to which the recoverability of the carrying value of our investment may be affected by changes in such values; (ix) projections of, and unfavorable changes in, cash flows on structured securities including mortgage-backed and asset-backed securities; (x) our best estimate of the value of any collateral; and (xi) other objective and subjective factors.

Future events may occur, or additional information may become available, which may necessitate future realized losses in our portfolio. Significant losses could have a material adverse effect on our financial statements in future periods.

Impairment losses on equity securities are recognized in net income.  The manner in which impairment losses on fixed maturity securities, available for sale, are recognized in the financial statements is dependent on the facts and circumstances related to the specific security.  If we intend to sell a security or it is more likely than not that we would be required to sell a security before the recovery of its amortized cost, the security is other-than-temporarily impaired and the full amount of the impairment is recognized as a loss through earnings.  If we do not expect to recover the amortized cost basis, we do not plan to sell the security, and if it is not more likely than not that we would be required to sell a security before the recovery of its amortized cost, less any current period credit loss, the recognition of the other-than-temporary impairment is bifurcated. We recognize the credit loss portion in net income and the noncredit loss portion in accumulated other comprehensive income.

We estimate the amount of the credit loss component of a fixed maturity security impairment as the difference between amortized cost and the present value of the expected cash flows of the security.  The present value is determined using the best estimate of future cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate of future cash flows vary depending on the type of security.

For most structured securities, cash flow estimates are based on bond specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity, prepayment speeds and structural support, including excess spread, subordination and guarantees.  For corporate bonds, cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or the disposition of assets using bond specific facts and circumstances. The previous amortized cost basis less the impairment recognized in net income becomes the security's new cost basis. We accrete the new cost basis to the estimated future cash flows over the expected remaining life of the security, except when the security is in default or considered nonperforming.

The remaining noncredit impairment, which is recorded in accumulated other comprehensive income, is the difference between the security's estimated fair value and our best estimate of future cash flows discounted at the effective interest rate prior to impairment. The remaining noncredit impairment typically represents changes in the market interest rates, current market liquidity and risk premiums. As of December 31, 2012, other-than-temporary impairments included in accumulated other comprehensive income of $1.9 million (before taxes and related amortization) related to structured securities.

Mortgage loans are impaired when it is probable that we will not collect the contractual principal and interest on the loan. We measure impairment based upon the difference between the carrying value of the loan and the estimated fair value of the collateral securing the loan less cost to sell.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following table summarizes the amount of credit losses recognized in earnings on fixed maturity securities, available for sale, held at the beginning of the period, for which a portion of the other-than-temporary impairment was also recognized in accumulated other comprehensive income for the years ended December 31, 2012, 2011 and 2010 (dollars in millions):

	Year ended
	December 31,
	2012	2011	2010
Credit losses on fixed maturity securities, available for sale, beginning of year	$(.6)	$(1.8)	$(7.0)
Add: credit losses on other-than-temporary impairments not previously recognized	—	(.1)	(.7)
Less: credit losses on securities sold	—	1.3	9.3
Less: credit losses on securities impaired due to intent to sell (a)	—	—	.5
Add: credit losses on previously impaired securities	—	—	(3.9)
Less: increases in cash flows expected on previously impaired securities	—	—	—
Credit losses on fixed maturity securities, available for sale, end of year	$(.6)	$(.6)	$(1.8)
__________

(a)
Represents securities for which the amount previously recognized in accumulated other comprehensive income was recognized in earnings because we intend to sell the security or we more likely than not will be required to sell the security before recovery of its amortized cost basis.

Investments with Unrealized Losses

The following table sets forth the amortized cost and estimated fair value of those fixed maturities, available for sale, with unrealized losses at December 31, 2012, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties. Structured securities frequently include provisions for periodic principal payments and permit periodic unscheduled payments.

	Amortized cost	Estimated fair value
	(Dollars in millions)
Due in one year or less	$—	$—
Due after one year through five years	14.4	14.3
Due after five years through ten years	21.4	20.1
Due after ten years	107.6	102.9
Subtotal	143.4	137.3
Structured securities	42.7	40.7
Total	$186.1	$178.0

There were no investments in our portfolio rated below-investment grade which have been continuously in an unrealized loss position exceeding 20 percent of the cost basis at December 31, 2012.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2012 (dollars in millions):

	Less than 12 months		12 months or greater		Total
Description of securities	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
States and political subdivisions	$2.6	$(.1)	$9.9	$(.6)	$12.5	$(.7)
Corporate securities	70.6	(1.9)	54.2	(3.5)	124.8	(5.4)
Asset-backed securities	8.0	(.1)	14.7	(1.0)	22.7	(1.1)
Collateralized debt obligations	5.3	(.1)	3.0	(.3)	8.3	(.4)
Commercial mortgage-backed securities	1.0	—	2.9	(.4)	3.9	(.4)
Mortgage pass-through securities	—	—	.5	—	.5	—
Collateralized mortgage obligations	2.0	—	3.3	(.1)	5.3	(.1)
Total fixed maturities, available for sale	$89.5	$(2.2)	$88.5	$(5.9)	$178.0	$(8.1)

The following table summarizes the gross unrealized losses and fair values of our investments with unrealized losses that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that such securities have been in a continuous unrealized loss position, at December 31, 2011 (dollars in millions):

	Less than 12 months		12 months or greater		Total
Description of securities	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
United States Treasury securities and obligations of United States government corporations and agencies	$9.1	$—	$—	$—	$9.1	$—
States and political subdivisions	2.8	—	25.8	(1.9)	28.6	(1.9)
Corporate securities	305.8	(9.9)	116.6	(19.2)	422.4	(29.1)
Asset-backed securities	108.1	(2.4)	23.2	(4.0)	131.3	(6.4)
Collateralized debt obligations	101.0	(1.9)	2.0	(1.4)	103.0	(3.3)
Commercial mortgage-backed securities	17.4	(.2)	5.4	(1.0)	22.8	(1.2)
Mortgage pass-through securities	—	—	.6	—	.6	—
Collateralized mortgage obligations	116.0	(3.9)	20.8	(.6)	136.8	(4.5)
Total fixed maturities, available for sale	$660.2	$(18.3)	$194.4	$(28.1)	$854.6	$(46.4)

Based on management's current assessment of investments with unrealized losses at December 31, 2012, the Company believes the issuers of the securities will continue to meet their obligations (or with respect to equity-type securities, the investment value will recover to its cost basis). While we do not have the intent to sell securities with unrealized losses and it is not more likely than not that we will be required to sell securities with unrealized losses prior to their anticipated recovery, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, if a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which we had the intent to sell the security before its anticipated recovery.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Commercial Mortgage Loans

At December 31, 2012, the mortgage loan balance was primarily comprised of commercial loans. Approximately 9 percent, 8 percent, 7 percent, 6 percent and 5 percent of the mortgage loan balance were on properties located in California, Minnesota, Indiana, Arizona and Georgia, respectively. No other state comprised greater than five percent of the mortgage loan balance. None of the commercial mortgage loan balance was noncurrent at December 31, 2012. Our commercial mortgage loan portfolio is comprised of large commercial mortgage loans. We do not hold groups of smaller-balance homogeneous loans. Our loans have risk characteristics that are unique to an individual borrower. Accordingly, we measure potential losses on a loan-by-loan basis rather than establishing an allowance for losses on mortgage loans.

Other Investment Disclosures

Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had aggregate carrying values of $23.1 million and $24.4 million at December 31, 2012 and 2011, respectively.

The Company had no investment in excess of 10 percent of shareholder's equity at either December 31, 2012 or 2011.

5.	LIABILITIES FOR INSURANCE PRODUCTS

These liabilities consisted of the following (dollars in millions):

	Withdrawal assumption	Mortality assumption	Interest rate assumption	2012	2011
Future policy benefits:
Interest-sensitive products:
Investment contracts	N/A	N/A	(c)	$2,141.2	$2,399.0
Universal life contracts	N/A	N/A	N/A	400.9	417.8
Total interest-sensitive products				2,542.1	2,816.8
Traditional products:
Traditional life insurance contracts	Company experience	(a)	5%	410.1	428.1
Limited-payment annuities	Company experience, if applicable	(b)	4%	339.5	337.2
Individual and group accident and health	Company experience	Company experience	6%	2,507.1	2,518.5
Total traditional products				3,256.7	3,283.8
Claims payable and other policyholder funds	N/A	N/A	N/A	369.4	354.5
Total				$6,168.2	$6,455.1
_____________

(a)	Principally modifications of the 1965 - 70 Basic Tables.

(b)	Principally, the 1984 United States Population Table and the NAIC 1983 Individual Annuity Mortality Table.

(c)	In 2012 and 2011, all of this liability represented account balances where future benefits are not guaranteed.

The Company establishes reserves for insurance policy benefits based on assumptions as to investment yields, mortality, morbidity, withdrawals, lapses and maintenance expenses. These reserves include amounts for estimated future payment of claims based on actuarial assumptions. The balance is based on the Company's best estimate of the future policyholder benefits to be incurred on this business, given recent and expected future changes in experience.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Changes in the unpaid claims reserve (included in claims payable) and disabled life reserves related to accident and health insurance (included in individual and group accident and health liabilities) were as follows (dollars in millions):

	2012	2011	2010
Balance, beginning of the year	$227.2	$218.6	$218.9
Incurred claims (net of reinsurance) related to:
Current year	342.7	336.4	403.4
Prior years (a)	(22.8)	(15.6)	10.3
Total incurred	319.9	320.8	413.7
Interest on claim reserves	10.8	10.8	6.5
Paid claims (net of reinsurance) related to:
Current year	245.8	239.6	306.9
Prior years	88.9	82.6	113.4
Total paid	334.7	322.2	420.3
Net change in balance for reinsurance assumed and ceded	(1.5)	(.8)	(.2)
Balance, end of the year	$221.7	$227.2	$218.6
___________

(a)
The reserves and liabilities we establish are necessarily based on estimates, assumptions and prior years' statistics. Such amounts will fluctuate based upon the estimation procedures used to determine the amount of unpaid losses. It is possible that actual claims will exceed our reserves and have a material adverse effect on our results of operations and financial condition.

6.	INCOME TAXES

The components of income tax expense (benefit) were as follows (dollars in millions):

	2012	2011	2010
Current tax expense	$21.7	$2.9	$12.8
Deferred tax expense (benefit)	24.7	23.8	(9.2)
Income tax expense on period income	46.4	26.7	3.6
Valuation allowance	(9.9)	1.9	(5.9)
Total income tax expense (benefit)	$36.5	$28.6	$(2.3)

A reconciliation of the U.S. statutory corporate tax rate to the effective rate reflected in the consolidated statement of operations is as follows:

	2012	2011	2010
U.S. statutory corporate rate	35.0%	35.0%	35.0%
State taxes	.7	.7	1.0
Valuation allowance	(7.4)	2.4	(42.8)
Provision for tax issues, tax credits and other	(1.0)	(1.7)	(9.9)
Effective tax rate	27.3%	36.4%	(16.7)%

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

The components of the Company's income tax assets and liabilities were as follows (dollars in millions):

	2012	2011
Deferred tax assets:
Net federal operating loss carryforwards	$23.8	$23.9
Capital loss carryforwards	7.3	16.4
Net state operating loss carryforwards	1.7	2.0
Tax credits	6.1	6.1
Insurance liabilities	695.8	774.8
Investment borrowings	161.7	161.1
Other	3.6	7.6
Gross deferred tax assets	900.0	991.9
Deferred tax liabilities:
Investments	(2.0)	(4.3)
Unrealized appreciation of investments	(198.1)	(118.8)
Present value of future profits and deferred acquisition costs	(80.1)	(87.3)
Reinsurance receivables	(762.6)	(820.2)
Gross deferred tax liabilities	(1,042.8)	(1,030.6)
Net deferred tax liabilities before valuation allowance	(142.8)	(38.7)
Valuation allowance	(9.2)	(19.1)
Net deferred tax liabilities	(152.0)	(57.8)
Current income taxes prepaid (accrued)	(3.9)	8.6
Income tax liabilities, net	$(155.9)	$(49.2)

At December 31, 2012, the Company had NOLs of $68.0 million available for use on future tax returns. These carryforwards will expire as follows: $1.4 million in 2018; $7.1 million in 2021; and $59.5 million in 2022.

In addition, at December 31, 2012, the Company had capital loss carryforwards of $20.9 million available for use on future tax returns. These carryforwards will expire as follows: $14.7 million in 2014; and $6.2 million in 2016.

Changes in our valuation allowance are summarized as follows (dollars in millions):

Balance at December 31, 2009	$24.7
Decrease in 2010	(5.9)	(a)
Expiration of capital loss carryforwards	(1.6)
Balance at December 31, 2010	17.2
Increase in 2011	1.9	(b)
Balance at December 31, 2011	19.1
Decrease in 2012	(9.9)	(c)
Balance at December 31, 2012	$9.2
_____________

(a)	The $5.9 million reduction to the deferred tax valuation allowance during 2010 resulted from the utilization of capital loss carryforwards.

(b)
The $1.9 million increase to the deferred tax valuation allowance during 2011 primarily related to the recognition of additional realized investment losses for which we are unlikely to receive any tax benefit.

(c)	The $9.9 million reduction to the deferred tax valuation allowance during 2012 primarily resulted from the utilization of capital loss carryforwards.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Recovery of our deferred tax assets is dependent on achieving the projections of future taxable income embedded in our analysis and failure to do so would result in an increase in the valuation allowance in a future period. Any future increase in the valuation allowance may result in additional income tax expense and reduce shareholder's equity, and such an increase could have a significant impact upon our earnings in the future.

The Company is included in CNO's consolidated federal income tax return and certain state income tax returns. Pursuant to a tax sharing agreement with CNO, the Company calculates its income taxes as if it were a separate filing company with payment for tax attributes utilized in a consolidated return.

7.	COMMITMENTS AND CONTINGENCIES

Litigation and Other Legal Proceedings

The Company and its subsidiaries are involved in various legal actions in the normal course of business, in which claims for compensatory and punitive damages are asserted, some for substantial amounts.  We recognize an estimated loss from these loss contingencies when we believe it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Some of the pending matters have been filed as purported class actions and some actions have been filed in certain jurisdictions that permit punitive damage awards that are disproportionate to the actual damages incurred.  The amounts sought in certain of these actions are often large or indeterminate and the ultimate outcome of certain actions is difficult to predict.  In the event of an adverse outcome in one or more of these matters, there is a possibility that the ultimate liability may be in excess of the liabilities we have established and could have a material adverse effect on our business, financial condition, results of operations and cash flows.  In addition, the resolution of pending or future litigation may involve modifications to the terms of outstanding insurance policies or could impact the timing and amount of rate increases, which could adversely affect the future profitability of the related insurance policies.  Based upon information presently available, and in light of legal, factual and other defenses available to the Company and its subsidiaries, the Company does not believe that it is probable that the ultimate liability from either pending or threatened legal actions, after consideration of existing loss provisions, will have a material adverse effect on the Company's consolidated financial condition, operating results or cash flows. However, given the inherent difficulty in predicting the outcome of legal proceedings, there exists the possibility such legal actions could have a material adverse effect on the Company's consolidated financial condition, operating results or cash flows.

In addition to the inherent difficulty of predicting litigation outcomes, particularly those that will be decided by a jury, many of the matters specifically identified below purport to seek substantial or an unspecified amount of damages for unsubstantiated conduct spanning several years based on complex legal theories and damages models. The alleged damages typically are indeterminate or not factually supported in the complaint, and, in any event, the Company's experience indicates that monetary demands for damages often bear little relation to the ultimate loss. In some cases, plaintiffs are seeking to certify classes in the litigation and class certification either has been denied or is pending and we have filed oppositions to class certification or sought to decertify a prior class certification. In addition, for many of these cases: (i) there is uncertainty as to the outcome of pending appeals or motions; (ii) there are significant factual issues to be resolved; and/or (iii) there are novel legal issues presented. Accordingly, the Company can not reasonably estimate the possible loss or range of loss in excess of amounts accrued, if any, or predict the timing of the eventual resolution of these matters.  The Company reviews these matters on an ongoing basis.  When assessing reasonably possible and probable outcomes, the Company bases its assessment on the expected ultimate outcome following all appeals.

Litigation

On December 8, 2008, a purported Florida state class action was filed in the U.S. District Court for the Southern District of Florida, Sydelle Ruderman individually and on behalf of all other similarly situated v. Washington National Insurance Company, Case No. 08-23401-CIV-Cohn/Selzer. The plaintiff alleges that the inflation escalation rider on her policy of long-term care insurance operates to increase the policy's lifetime maximum benefit, and that Washington National Insurance Company breached the contract by stopping her benefits when they reached the lifetime maximum.  The Company takes the position that the inflation escalator only affects the per day maximum benefit.  Additional parties have asked the court to allow them to intervene in the action, and on January 5, 2010, the court granted the motion to intervene and granted the plaintiff's motion for class certification.  The court certified a (B) (3) Florida state class alleging damages and a (B) (2) Florida state class alleging injunctive relief.  The parties reached a settlement of the (B) (3) class in 2010, which has been implemented. The amount recognized in 2010 related to the settlement was not significant to the Company's consolidated financial condition, cash

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

flows or results of operations. The plaintiff filed a motion for summary judgment as to the (B) (2) class which was granted by the court on September 8, 2010.  The Company has appealed the court's decision and the appeal is pending.  On February 17, 2012, the Eleventh Circuit Court of Appeals referred the case to the Florida Supreme Court, which accepted jurisdiction of the case. On December 5, 2012, the Florida Supreme Court held oral argument and took the matter under advisement. We believe this case is without merit and intend to defend it vigorously.
Regulatory Examinations and Fines

Insurance companies face significant risks related to regulatory investigations and actions. Regulatory investigations generally result from matters related to sales or underwriting practices, payment of contingent or other sales commissions, claim payments and procedures, product design, product disclosure, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, changing the way cost of insurance charges are calculated for certain life insurance products or recommending unsuitable products to customers. We are, in the ordinary course of our business, subject to various examinations, inquiries and information requests from state, federal and other authorities. The ultimate outcome of these regulatory actions cannot be predicted with certainty. In the event of an unfavorable outcome in one or more of these matters, the ultimate liability may be in excess of liabilities we have established and we could suffer significant reputational harm as a result of these matters, which could also have a material adverse effect on our business, financial condition, results of operations or cash flows.

Guaranty Fund Assessments

The balance sheet at December 31, 2012, included: (i) accruals of $10.7 million, representing our estimate of all known assessments that will be levied against the Company's insurance liabilities by various state guaranty associations based on premiums written through December 31, 2012; and (ii) receivables of $6.9 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. At December 31, 2011, such guaranty fund assessment accruals were $9.2 million and such receivables were $5.6 million. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense (benefit) for such assessments of $1.1 million, $(.2) million and $.7 million in 2012, 2011 and 2010, respectively.

Leases

The Company rents office space, equipment and computer software under noncancellable operating lease agreements. The Company subleases an office building to an unaffiliated company. The building is leased from a joint venture partnership in which the Company has a one-third interest. Total expense pursuant to these lease agreements was $2.8 million, $3.3 million and $3.3 million in 2012, 2011 and 2010, respectively. Future required minimum payments as of December 31, 2012, were as follows (dollars in millions):

2013	$1.4
Total	$1.4

8.	OTHER DISCLOSURES

Related Party Transactions

The Company operates without direct employees through management and service agreements with subsidiaries of CNO. Fees for such services are generally based on CNO's direct and directly allocable costs plus a 10 percent margin, with the exception of investment management services for which the Company pays 20 basis points of the value of the assets under management. Total fees incurred by the Company under such agreements were $23.6 million, $21.7 million and $20.3 million in 2012, 2011 and 2010, respectively.

At December 31, 2012 and 2011, the Company held preferred stock of CDOC (a wholly owned subsidiary of CNO and the parent of Washington National) of $41.1 million and $40.5 million, respectively.

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

During 2011, the Company transferred unaffiliated investments, including accrued interest, to affiliated companies in exchange for cash or other unaffiliated investments, including accrued interest. The excess of the cost basis of the assets received under the assets transferred of $1.3 million in 2011, was accounted for as a capital contribution.

Effective October 1, 2010, the Company contributed 100 percent of the outstanding shares of common stock of Conseco Life to its direct parent, CDOC. The net assets of Conseco Life totaled $740.1 million which was reflected as a return of capital in the consolidated statement of shareholder's equity. The net assets of Conseco Life included accumulated other comprehensive income of $139.7 million comprised of the net effect of unrealized appreciation on investments held by Conseco Life. As such investments were transferred by the Company (via a dividend) to CDOC and both the Company and CDOC are under common control of CNO, the excess of the fair value of the investments over their cost basis was accounted for as a capital contribution.

9.	OTHER OPERATING STATEMENT DATA

Insurance policy income consisted of the following (dollars in millions):

	2012	2011	2010
Direct premiums collected	$822.5	$834.4	$822.2
Reinsurance assumed	12.3	14.2	16.7
Reinsurance ceded	(126.4)	(126.2)	(140.8)
Premiums collected, net of reinsurance	708.4	722.4	698.1
Change in unearned premiums	(.6)	.6	(.4)
Less premiums on universal life and products without mortality and morbidity risk which are recorded as additions to insurance liabilities	(201.2)	(225.7)	(205.9)
Premiums on traditional products with mortality or morbidity risk	506.6	497.3	491.8
Fees and surrender charges on interest-sensitive products	17.6	19.8	20.8
Insurance policy income	$524.2	$517.1	$512.6

The four states with the largest shares of 2012 collected premiums were Illinois (9 percent), Iowa (8 percent), Texas (7 percent) and Florida (5 percent). No other state accounted for more than five percent of total collected premiums.

Changes in the present value of future profits were as follows (dollars in millions):

	2012	2011	2010
Balance, beginning of period	$224.1	$240.7	$261.8
Amortization	(16.9)	(15.2)	(20.1)
Amounts related to fair value adjustment of fixed maturities, available for sale	(.5)	(1.4)	(1.0)
Balance, end of period	$206.7	$224.1	$240.7

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
___________________________________

Changes in deferred acquisition costs were as follows (dollars in millions):

	2012	2011	2010
Balance, beginning of period	$196.3	$222.6	$243.9
Additions	39.8	39.4	40.7
Amortization	(39.9)	(39.2)	(44.2)
Amounts related to fair value adjustment of fixed maturities, available for sale	(5.0)	(26.5)	(17.8)
Balance, end of period	$191.2	$196.3	$222.6

10.	STATEMENT OF CASH FLOWS

Income taxes received (paid) totaled $(9.2) million, $(25.9) million and $23.5 million in 2012, 2011 and 2010, respectively.

The contribution of 100 percent of the outstanding shares of common stock of Conseco Life to CDOC was a non-cash transaction summarized as follows (dollars in millions):

2010
Investments	$4,461.5
Present value of future profits	234.1
Deferrable policy acquisition costs	65.6
Reinsurance receivables	183.9
Insurance liabilities	(3,851.4)
Investment borrowings	(453.9)
Other assets and liabilities, net	100.3
Return of capital	$740.1

11.	STATUTORY INFORMATION (BASED ON NON-GAAP MEASURES)

Statutory accounting practices prescribed or permitted by regulatory authorities for insurance companies differ from GAAP. The Company reported the following amounts to regulatory agencies (dollars in millions):

	2012	2011
Statutory capital and surplus	$469.4	$500.9
Asset valuation reserve	47.0	30.9
Interest maintenance reserve	139.6	123.5
Total	$656.0	$655.3

Our statutory net income (loss) was $58.6 million, $71.3 million and $(606.7) million in 2012, 2011 and 2010, respectively. The statutory net loss in 2010 reflects a net realized capital loss of $618.2 million related to the disposal (via a dividend) of Conseco Life to CDOC.

Insurance regulators may prohibit the payment of dividends or other payments by our insurance subsidiaries to parent companies if they determine that such payment could be adverse to our policyholders or contract holders. Otherwise, the ability of our insurance subsidiaries to pay dividends is subject to state insurance department regulations. Insurance regulations generally permit dividends to be paid from statutory earned surplus of the insurance company without regulatory approval for any 12-month period in amounts equal to the greater of (or in a few states, the lesser of): (i) statutory net gain from operations or statutory net income for the prior year; or (ii) 10 percent of statutory capital and surplus as of the end of the preceding year. This type of dividend is referred to as an "ordinary dividend". Any dividend in excess of these levels requires the approval of

WASHINGTON NATIONAL INSURANCE COMPANY

Notes to Consolidated Financial Statements
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the director or commissioner of the applicable state insurance department and is referred to as an "extraordinary dividend". During 2012, the Company paid extraordinary dividends to its Parent totaling $60.0 million.

The Company has negative earned surplus at December 31, 2012. Accordingly, any dividend payments will require the approval from the Indiana State Insurance Department.

In accordance with an order from the Florida Office of Insurance Regulation, Washington National may not distribute funds to any affiliate or shareholder without prior notice to the Florida Office of Insurance Regulation. In addition, the RBC requirements described below can also limit, in certain circumstances, the ability of the Company to pay dividends.

RBC requirements provide a tool for insurance regulators to determine the levels of statutory capital and surplus an insurer must maintain in relation to its insurance and investment risks and the need for possible regulatory attention. The RBC requirements provide four levels of regulatory attention, varying with the ratio of the insurance company's total adjusted capital (defined as the total of its statutory capital and surplus, asset valuation reserve and certain other adjustments) to its RBC (as measured on December 31 of each year) as follows: (i) if a company's total adjusted capital is less than 100 percent but greater than or equal to 75 percent of its RBC, the company must submit a comprehensive plan to the regulatory authority proposing corrective actions aimed at improving its capital position (the "Company Action Level"); (ii) if a company's total adjusted capital is less than 75 percent but greater than or equal to 50 percent of its RBC, the regulatory authority will perform a special examination of the company and issue an order specifying the corrective actions that must be taken; (iii) if a company's total adjusted capital is less than 50 percent but greater than or equal to 35 percent of its RBC, the regulatory authority may take any action it deems necessary, including placing the company under regulatory control; and (iv) if a company's total adjusted capital is less than 35 percent of its RBC, the regulatory authority must place the company under its control. In addition, the RBC requirements provide for a trend test if a company's total adjusted capital is between 100 percent and 125 percent of its RBC at the end of the year. The trend test calculates the greater of the decrease in the margin of total adjusted capital over RBC: (i) between the current year and the prior year; and (ii) for the average of the last 3 years. It assumes that such decrease could occur again in the coming year. Any company whose trended total adjusted capital is less than 95 percent of its RBC would trigger a requirement to submit a comprehensive plan as described above for the Company Action Level. In 2011, the NAIC approved an increase in the RBC requirements that would subject a company to the trend test if a company's total adjusted capital is between 100 percent and 150 percent of its RBC at the end of the year (previously between 100 percent and 125 percent). However, this change will require the states to modify their RBC law before it becomes effective for their domiciled insurance companies.

The 2012 and 2011 statutory annual statements filed with the state insurance regulators reflected total adjusted capital in excess of the levels subjecting us to any regulatory action.